UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08092

Western Asset Worldwide Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 59.1%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	270,000		$249,750

Brazil - 5.9%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	690,000		693,795	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,323,000	BRL	598,238
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	16,289,000	BRL	7,119,167
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	2,233,000	BRL	935,556
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	653,000		770,540
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	740,000		798,275

Total Brazil					10,915,571

Chile - 1.8%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		203,525	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		548,773	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	920,000		906,284	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	910,000		833,479	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		834,857

Total Chile					3,326,918

Colombia - 3.7%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	520,000		510,900
Republic of Colombia, Senior Bonds	7.375%	9/18/37	3,035,000		3,811,960	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		384,125
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,658,000		2,016,128	(b)

Total Colombia					6,723,113

Croatia - 1.4%
Republic of Croatia, Notes	5.500%	4/4/23	1,200,000		1,155,000	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	420,000		447,300	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	920,000		885,500	(a)

Total Croatia					2,487,800

Indonesia - 2.9%
Republic of Indonesia, Notes	3.750%	4/25/22	1,490,000		1,352,175	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	3,880,000		3,327,100	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		465,238	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	200,000		171,500	(a)

Total Indonesia					5,316,013

Lithuania - 1.4%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	490,000		596,575	(a)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,810,000		2,074,713	(a)

Total Lithuania					2,671,288

Mexico - 6.1%
Mexican Bonos, Bonds	8.000%	6/11/20	43,404,700	MXN	3,790,589
Mexican Bonos, Bonds	6.500%	6/9/22	10,617,100	MXN	841,843
Mexican Bonos, Bonds	10.000%	12/5/24	9,020,000	MXN	908,047
Mexican Bonos, Bonds	8.500%	11/18/38	22,990,000	MXN	2,035,183
United Mexican States, Senior Notes	5.125%	1/15/20	840,000		940,380
United Mexican States, Senior Notes	3.625%	3/15/22	2,360,000		2,347,020	(b)
United Mexican States, Senior Notes	4.750%	3/8/44	400,000		364,000

Total Mexico					11,227,062

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Panama - 0.4%
Republic of Panama, Senior Bonds	9.375%	4/1/29	10,000		$14,325
Republic of Panama, Senior Bonds	6.700%	1/26/36	334,000		383,265
Republic of Panama, Senior Bonds	4.300%	4/29/53	360,000		279,900

Total Panama					677,490

Peru - 4.2%
Republic of Peru, Bonds	6.550%	3/14/37	1,211,000		1,438,062	(b)
Republic of Peru, Senior Bonds	8.750%	11/21/33	3,968,000		5,733,760	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	489,000		507,338

Total Peru					7,679,160

Philippines - 0.8%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,260,000		1,409,625

Poland - 2.9%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000		1,380,010
Republic of Poland, Senior Notes	5.125%	4/21/21	1,280,000		1,395,200
Republic of Poland, Senior Notes	5.000%	3/23/22	2,362,000		2,546,236

Total Poland					5,321,446

Russia - 9.3%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	1,140,000		1,199,622	(a)
Russian Federal Bond, Bonds	7.400%	6/14/17	101,973,000	RUB	3,227,422
Russian Federal Bond, Bonds	7.500%	3/15/18	22,015,000	RUB	703,054
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	173,000		298,460	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	7,774,075		9,177,140	(a)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	2,400,000		2,466,000	(a)

Total Russia					17,071,698

Turkey - 7.8%
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,333,817
Republic of Turkey, Notes	4.875%	4/16/43	460,000		381,800
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,750,000		1,827,000	(b)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000		6,076,980	(b)
Republic of Turkey, Senior Notes	7.250%	3/15/15	425,000		455,813
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		385,900
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,560,000		1,681,290	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,102,000		2,241,783	(b)

Total Turkey					14,384,383

Uruguay - 0.7%
Republic of Uruguay, Senior Notes	4.500%	8/14/24	1,290,000		1,312,575

Venezuela - 9.7%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Bonds	9.375%	1/13/34	3,716,000		2,954,220
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	12,571,000		11,376,755	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,110,000		907,425
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,595,000		2,170,717	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	574,000		416,150

Total Venezuela					17,825,267

TOTAL SOVEREIGN BONDS (Cost - $108,919,239)					108,599,159

CONVERTIBLE BONDS & NOTES - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $416,369)	7.000%	1/31/20	2,784,400	MXN	319,080	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 45.5%
CONSUMER DISCRETIONARY - 1.2%
Hotels, Restaurants & Leisure - 0.2%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	370,000	$366,300	(a)

Media - 1.0%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,270,000	1,382,992
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	360,000	379,800	(a)

Total Media				1,762,792

TOTAL CONSUMER DISCRETIONARY				2,129,092

CONSUMER STAPLES - 1.1%
Beverages - 0.1%
Coca-Cola Icecek AS, Senior Bonds	4.750%	10/1/18	270,000	268,975	(a)

Food Products - 0.7%
Alicorp SAA, Senior Notes	3.875%	3/20/23	360,000	319,500	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	510,000	466,650	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	410,000	405,059	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	200,000	152,500	(a)

Total Food Products				1,343,709

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	490,800	(a)

TOTAL CONSUMER STAPLES				2,103,484

ENERGY - 19.3%
Energy Equipment & Services - 0.5%
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	480,000	487,800	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	510,000	487,050	(a)

Total Energy Equipment & Services				974,850

Oil, Gas & Consumable Fuels - 18.8%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	630,000	630,000	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	946,029	1,037,132	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	450,000	534,375
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	830,873
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,040,000	995,800	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	490,000	492,450	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,612,000	1,803,828	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000	900,550	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	950,000	1,002,250	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000	856,187	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	212,000	214,120	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	113,000	114,130	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	5,862,743
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,070,000	1,080,256
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	1,677,058
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	2,470,000	2,243,995	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,240,000	1,503,500
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	390,000	398,775
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,200,000	1,095,407
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,096,500	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,400,000	2,667,180	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	904,619	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,000,125	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000	363,000	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	500,000	430,000	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	853,000	1,000,142	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	1,018,217	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,085,000	$1,216,556	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	360,000	403,650	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	530,000	506,150	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	640,000	556,800	(a)

Total Oil, Gas & Consumable Fuels				34,436,368

TOTAL ENERGY				35,411,218

FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	440,000	492,800	(a)

INDUSTRIALS - 2.4%
Building Products - 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	810,000	763,425	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	382,950	(a)

Total Building Products				1,146,375

Construction & Engineering - 1.2%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000	194,000	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	2,210,000	1,922,700	(a)

Total Construction & Engineering				2,116,700

Industrial Conglomerates - 0.5%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	818,068	(a)

Transportation Infrastructure - 0.1%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	270,000	263,250	(a)

TOTAL INDUSTRIALS				4,344,393

MATERIALS - 14.6%
Chemicals - 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	671,000	625,708	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	910,000	964,600	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	564,000	548,490	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	520,000	505,700	(a)

Total Chemicals				2,644,498

Construction Materials - 3.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	410,000	372,075	(a)
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	1,302,000	1,388,258	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,260,000	1,386,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	720,000	792,000	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	820,000	887,650	(a)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	800,000	790,000	(a)

Total Construction Materials				5,615,983

Metals & Mining - 9.3%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	430,000	443,975
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	513,280	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	471,175	(a)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	380,625	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,155,000	1,131,900	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	511,125	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	790,000	730,260	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	510,000	459,000	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	800,000	698,000	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	510,000	500,437	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	408,815
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,460,000	1,435,611
Southern Copper Corp., Senior Notes	5.250%	11/8/42	860,000	697,880
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,138,636
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	1,508,407
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	660,000	639,173
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,281,000	1,306,620	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - continued
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	$772,500	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	220,000	226,600	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	187,425	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	910,000	869,050	(a)

Total Metals & Mining				17,030,494

Paper & Forest Products - 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	160,000	183,546
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	300,000	292,941
Inversiones CMPC SA, Notes	4.750%	1/19/18	470,000	495,380	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	320,000	299,111	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	360,000	337,067	(a)

Total Paper & Forest Products				1,608,045

TOTAL MATERIALS				26,899,020

TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 1.9%
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	2,442,000	2,307,690	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	443,100	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	730,000	649,700	(a)

Total Diversified Telecommunication Services				3,400,490

Wireless Telecommunication Services - 1.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	650,225	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	424,800	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	2,000,000	1,901,320	(a)

Total Wireless Telecommunication Services				2,976,345

TOTAL TELECOMMUNICATION SERVICES				6,376,835

UTILITIES - 3.1%
Electric Utilities - 1.3%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	191,700	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	810,000	786,915	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,036,350	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	350,000	326,914	(a)

Total Electric Utilities				2,341,879

Gas Utilities - 0.9%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	400,000	411,000	(a)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	560,000	508,200	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000	174,000	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	580,000	584,350	(a)

Total Gas Utilities				1,677,550

Independent Power Producers & Energy Traders - 0.7%
AES Gener SA, Notes	5.250%	8/15/21	460,000	460,302	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	837,384	(a)

Total Independent Power Producers & Energy Traders				1,297,686

Multi-Utilities - 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	463,000	(a)

TOTAL UTILITIES				5,780,115

TOTAL CORPORATE BONDS & NOTES (Cost - $84,118,694)				83,536,957

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)	4/15/20	23,180	$588,193

TOTAL INVESTMENTS - 105.1% (Cost - $193,454,302#)			193,043,389
Liabilities in Excess of Other Assets - (5.1)%			(9,388,114)

TOTAL NET ASSETS - 100.0%			$183,655,275

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso
RUB	— Russian Ruble

Summary of Investments by Country**

Mexico	17.6%
Russia	15.1
Brazil	15.0
Venezuela	10.7
Turkey	7.7
Colombia	5.9
Peru	5.0
Indonesia	4.6
Chile	3.5
Poland	2.8
India	2.3
Malaysia	1.8
Lithuania	1.4
Croatia	1.3
China	0.8
Qatar	0.7
Philippines	0.7
Uruguay	0.7
Trinidad and Tobago	0.6
United Arab Emirates	0.5
Argentina	0.5
South Africa	0.4
Panama	0.4

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$108,599,159	—	$108,599,159
Convertible bonds & notes	—	319,080	—	319,080
Corporate bonds & notes	—	83,536,957	—	83,536,957
Warrants	—	588,193	—	588,193

Total investments	—	$193,043,389	—	$193,043,389

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$159,879	—	$159,879

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $159,879. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,994,819
Gross unrealized depreciation	(11,405,732)

Net unrealized depreciation	$(410,913)

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Brazilian Real	Citibank, N.A.	4,485,702	$2,017,719	10/15/13	$(42,074)
Brazilian Real	Citibank, N.A.	6,780,178	3,049,801	10/15/13	(117,805)

Net unrealized loss on open forward foreign currency contracts					$(159,879)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation
Foreign Exchange Risk	$(159,879)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$187,732
Forward foreign currency contracts (to sell)	1,592,635

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Worldwide Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013